UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2016

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 18, 2016, Southcross Energy Partners, L.P. (the “Partnership”) was notified by the New York Stock Exchange (“NYSE”) that the Partnership does not presently satisfy the NYSE’s continued listing standard under Rule 802.01C of the NYSE Listed Company Manual requiring the average closing price of the Partnership’s common units to be at least $1.00 per common unit over any period of 30 consecutive trading days.  As of February 18, 2016, the average closing price of the Partnership’s common units over the preceding 30 trading-day period was $0.83333 per unit.

In accordance with NYSE rules, the Partnership will notify the NYSE within 10 business days of receipt of the notification that the Partnership intends to cure the deficiency.  The Partnership has a period of six months from the date of the notification to regain compliance with the minimum unit price criteria. The Partnership can regain compliance at any time during the six-month cure period if the Partnership’s common units have a closing price of at least $1.00 per common unit on the last trading day of any calendar month during the cure period and an average closing price of at least $1.00 per common unit over the 30-trading day period ending on the last trading day of that month. The Partnership is considering all available options to regain compliance during this six-month period.

Under the NYSE rules, the Partnership’s common units will continue to be listed and traded on the NYSE during this six-month period, subject to the Partnership’s compliance with other continued listing requirements, under the symbol “SXE,” but with the added indicator of “.BC” to denote that the Partnership is below the quantitative continued listing standards.  The current noncompliance with the NYSE listing standard does not affect the Partnership’s ongoing business operations or its Securities and Exchange Commission reporting requirements, and does not cause an event of default under the Partnership’s credit facility and term loan.

Item 7.01. Regulation FD Disclosure.

As required under the NYSE rules, the Company issued a press release on February 19, 2016, announcing that it had received the notice of noncompliance with the aforementioned NYSE continued listing standard. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of Southcross Energy Partners, L.P. dated February 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southcross Energy Partners, L.P.
By: Southcross Energy Partners GP, LLC, its general partner

Dated: February 19, 2016	By:	/s/ Bret M. Allan
Bret M. Allan Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Southcross Energy Partners, L.P. dated February 19, 2016.